UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                February 26, 2004

                                 INVESTOOLS INC.
              Exact Name of Registrant as Specified in its Charter


       DELAWARE                     0-31226                     76-0685039
State of Incorporation          (Commission File            (I.R.S. Employer
     or Organization                Number)                 Identification No.)

 5959 CORPORATE DRIVE, SUITE LL 250
            HOUSTON, TEXAS                               77036
 Address of Principal Executive Offices                 Zip Code


                                 (281) 588-9700
                         Registrant's telephone number,
                               including area code

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. Financial Statements and Exhibits.

       (c) Exhibits

           99.1 Press Release dated February 26, 2004, issued by INVESTools Inc.

Item 12. Results of Operations and Financial Condition.

     On February 26, 2004, INVESTools Inc. issued a press release announcing its financial results for the year ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1 to this report and is incorporated herein by reference. The information in this Current Report in Form 8-K, including the exhibit, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                INVESTOOLS, INC.


                                            By: /s/     Paul A. Helbling
                                               ---------------------------------
                                                        Paul A. Helbling
                                                        Chief Financial Officer

Dated: February 26, 2004

                                INDEX TO EXHIBITS


Exhibit Number  Exhibit
99.1            Press Release dated February 26, 2004, issued by INVESTools Inc.